UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road	08550
Princeton Junction, New Jersey	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaw; Change in Fiscal Year.
On October 18, 2016, the shareholders of Mistras Group, Inc. (the “Company”) approved an amendment to the Company’s second amended and restated certificate of incorporation (the “Charter”). The amendment modifies Article VIII of the Charter to allow the holders of a majority of the Company’s common stock to remove directors with or without cause. Previously, Article VIII of the Charter allowed a majority of shareholders to remove directors only for cause. This amendment was effective October 19, 2016, the date on which the amendment was filed with the Delaware Secretary of State.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its 2016 annual shareholders meeting on October 18, 2016. Shareholders elected the seven nominees to the board of directors for one-year terms, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017, approved an amendment to the Company's Charter, approved the Mistras Group, Inc. 2016 Long-Term Incentive Plan and approved the Company’s executive compensation program. These were the only matters voted upon at the meeting. The voting results are as follows.

1.  The seven nominees for election to the board of directors were elected based upon the following votes:

Nominee	Votes For	Withheld	Broker Non-votes
Nicholas DeBenedictis	25,258,460	240,712	1,274,292
James Forese	25,170,950	328,222	1,274,292
Richard Glanton	25,043,306	455,866	1,274,292
Michael Lange	25,185,155	314,017	1,274,292
Manuel Stamatakis	24,456,858	1,042,314	1,274,292
Sotirios Vahaviolos	25,136,432	362,740	1,274,292
W. Curtis Weldon	24,583,714	915,458	1,274,292

2.  The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017 was ratified based upon the following votes:

Number of Votes
Votes for approval	26,768,784
Votes against	4,249
Abstentions	431

There were no broker non-votes for this item.

3. The amendment to the Company's Charter was approved based upon the following votes:

Number of Votes
Votes for approval	26,731,578
Votes against	6,019
Abstentions	35,867

There were no broker non-votes for this item.

4. The Mistras Group, Inc. 2016 Long-Term Incentive Plan was approved based upon the following votes:

Number of Votes
Votes for approval	24,215,954
Votes against	1,281,722
Abstentions	1,496
Broker Non-votes	1,274,292

5. The Company’s executive compensation program was approved on an advisory basis based upon the following votes:

Number of Votes
Votes for approval	24,999,809
Votes against	497,344
Abstentions	2,019
Broker Non-votes	1,274,292

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: October 20, 2016	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

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